WASATCH FUNDS, INC.

                        SUPPLEMENT DATED JANUARY 31, 2001
                    TO THE PROSPECTUS DATED JANUARY 31, 2001

This Supplement updates certain information contained in the Wasatch Funds Prospectus dated January 31, 2001. You should retain both the Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1 (800) 551-1700 or you may download a Prospectus from our web site at WWW.WASATCHFUNDS.COM
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Through March 31, 2001, the minimum initial investment for the Wasatch Global
Technology Fund is just $500 when you open a new account, set up a new account with an automatic investment plan or open an Individual Retirement Account
(IRA).

The above information supplements that set forth in the Prospectus under the headings entitled "Investment Minimums" on page 35, "Individual Retirement Accounts" on page 36 and "Automatic Investment Plan (AIP)" on page 39.

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